SUBSEQUENT EVENTS	12 Months Ended
May 31, 2025
Subsequent Event [Abstract]
SUBSEQUENT EVENTS [Text Block]

22. SUBSEQUENT EVENTS

Underwritten U.S. Public Offering

On June 11, 2025, the Company closed its underwritten U.S. public offering of 947,868 common shares, together with accompanying warrants to purchase 473,934 common shares. The combined public offering price per common share and accompanying half warrant was US$8.44. The Company received gross proceeds of approximately US$8 million, before deducting underwriting discounts and offering expenses. Each whole warrant has an exercise price of US$10.13 per share and are exercisable immediately and will expire three years from the date of issuance.

On June 20, 2025, the Company closed an underwriters over-allotment option of 142,180 common shares and warrants to purchase an additional 71,090 common shares, for total gross proceeds of approximately US$1.2 million, pursuant to the underwriter's full exercise of its over-allotment option in connection with the Company's underwritten U.S. public offering. Each whole warrant has an exercise price of US$10.13 per share and are exercisable immediately and will expire three years from the date of issuance.

Grant of Stock Options and RSUs

On July 3, 2025, the Company granted an aggregate of 743,500 stock options to purchase up to 743,500 common shares of the Company to certain directors, officers, employees and consultants of the Company in accordance with the Company's Omnibus equity incentive plan. The Options are exercisable for a period of 5 years from the date of Grant at a price of $13.50 per common share. The options will vest on a monthly basis over a period of two years from the date of the grant.

In addition, the Company granted 100,000 restricted share units of the Company to a consultant of the Company. Each RSU represents the right to receive, once vested, one common share in the capital of the Company. The RSUs will vest in three tranches, with the 35,000 RSUs vesting immediately upon the date of grant, 35,000 RSUs vesting on the date which is 6 months following the date of grant, and 30,000 RSUs vesting on the date which is 12 months following the date of grant. All 743,500 of the options, 100,000 of the RSUs, and the common shares underlying such options and RSUs are subject to a hold period of four months and one day from the date of issuance.

Exercise of options and warrants

Subsequent to May 31, 2025, 47,004 shareholder warrants were exercised at an exercise price of $5.20, 146,444 options were exercised at an exercise price of $2.1125, 21,000 options were exercised at an exercise price of $2.34, 48,616 options were exercised at an exercise price of $3.25, 9,000 options were exercised at an exercise price of $3.5425, and 6,885 options were exercised at an exercise price of $6.50, for total proceeds of $837,561. Additionally, 50,119 November 2024 Share Warrants were exercised on a cashless basis resulting in the issuance of 24,742 common shares and the cancelation of 25,377 warrants.